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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 25, 2000 included in this Form 10-K into the Company's previously filed Registration Statements (File No.'s 333-08709, 333-01832, 333-15239, 333-39027, 333-59353, 333-61871 and 333-86799) on Form S-8.

                                                         /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 29, 2000